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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    ________


        Date of Report (Date of Earliest Event Reported): August 12, 2004


                                DUANE READE INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       001-13843                                      04-3164702
(Commission File Number)                  (I.R.S. Employer Identification No.)


            440 Ninth Avenue
           New York, New York                               10001
(Address of Principal Executive Offices)                  (Zip Code)


                                 (212) 273-5700
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On August 12, 2004, Duane Reade Inc. (the "Company") issued a press release announcing the commencement of a cash tender offer to purchase any and all of its outstanding 2.1478% Senior Convertible Notes due 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a)   Financial Statements. Not Applicable

         b)   Pro Forma Financial Information. Not Applicable

         c)   Exhibits


The following materials are attached as exhibits to this Current Report on Form 8-K

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Press Release, dated August 12, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2004
                                         DUANE READE INC.


                                         By: /s/ Michelle D. Bergman
                                             ---------------------------------
                                             Michelle D. Bergman
                                             Vice President and General Counsel



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                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
-----------          -----------

    99.1             Press Release, dated August 12, 2004.